THE STRONG
                                   ----------

                                   DISCOVERY
                                    FUND II

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================

                               Table of Contents

Investment Review
    The Strong Discovery Fund II ..........................................2

Financial Information
    Schedule of Investments in Securities .................................4
    Statement of Assets and Liabilities ...................................6
    Statement of Operations ...............................................7
    Statements of Changes in Net Assets ...................................8
    Notes to Financial Statements .........................................9

Financial Highlights .....................................................11

Report of Independent Accountants ........................................11


                                 [STRONG LOGO]

                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 10112L98

                                    ===========
                          THE STRONG DISCOVERY FUND II
                          ----------===========-------

FUND
 HIGHLIGHTS

o    The Strong Discovery Fund II returned 7.26% in 1998.

o As of December 31, 1998, the Fund was invested in companies with an expected earnings growth rate of 21.6%. On-site meetings with management confirm that the vast majority of the Fund's holdings are on track to achieve their profit targets.

o The Fund emphasizes dependable growth companies as a precautionary measure against a potential slowdown in the U.S. economy.

---------------------------------------

           AVERAGE ANNUAL
           TOTAL RETURNS(1)

           As of 12-31-98

         1-year      7.26%

         3-year      6.40%

         5-year      9.04%

Since Inception     11.38%
     (on 5-8-92)

---------------------------------------

            FIVE LARGEST
           STOCK HOLDINGS

           As of 12-31-98

SECTOR                  % OF NET ASSETS

Central Garden & Pet Co.           4.8%

Sybron International Corporation   2.6%

Equity Corporation International   2.2%

Corrections Corporation
America                            2.1%

United Stationers, Inc.            2.0%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.



PERSPECTIVES
FROM THE MANAGERS


/s/ Richard S. Strong         /s/ Chip Paquelet
Richard S. Strong             Chip Paquelet
Portfolio Co-manager          Portfolio Co-manager

--------------------------------------------------------------------------------

Since June 1996, there have effectively been two stock markets--one consisting of a handful of large, blue-chip companies and the other containing all remaining stocks. The few large-company stocks have performed extraordinarily well, significantly exceeding historical averages. By contrast, the returns on most stocks have trailed long-term averages. This divergent performance accelerated in 1998, a year in which the stocks of the 50 largest companies rose an average of 39.6% (propelling the S&P 500 Stock Index to a 28.58% gain) while the average stock on the New York Stock Exchange actually declined 2.9%.*

Given that the  Strong  Discovery  Fund II invests  primarily  in  smaller-  and medium-size companies, an important benchmark we use in evaluating our performance is the Russell 2500(R) Index. This index tracks the performance of stocks that are most similar to the types of companies in which the Fund invests. We are pleased that the Fund's 1998 return exceeded that of this index by 6.88%.*

While exceeding the performance of relevant benchmarks is a goal of ours, we are disappointed by the Fund's low absolute return in 1998--particularly in light of the financial strength of most of the Fund's holdings. By our estimates, the companies in the portfolio are growing their earnings by an average of 21.6% per year. This significantly exceeds the prospects facing the S&P 500, where long-term earnings growth is estimated at 5% and the earnings report for 1998 is likely to show a decline. Additionally, the price we are paying for this earnings growth, as a multiple of earnings, is below the average for the S&P
500. The Fund's attractive valuation and earnings-growth profile also compare well with the Russell 2500.
                                                 -------------------------------

                                                           DIVERGENT

                                                          PERFORMANCE

                                                          ACCELERATED

                                                            IN 1998.

                                                 -------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

2 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1998. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1998.

                                      P/E RATIO             ESTIMATED
FUND                               (1998 EARNINGS)       EARNINGS GROWTH(2)
--------------------------------------------------------------------------------
Strong Discovery Fund II                20.7x                 21.6%
S&P 500 Index                           26.2x                  5.0%
Russell 2500 Index                      24.2x                 19.9%

Our investment approach is not based on chasing market euphoria or fads. Rather, we look for well-managed companies that are in good businesses and offer superior growth potential--and can be invested in at attractive prices. We also focus on companies with products that are used and replaced every day, such as razor blades and batteries. By investing in companies with consumable characteristics, we attempt to insulate the portfolio from the impact of economic slowdowns.

At the present time, we believe the portfolio is well positioned relative to these attributes. Over our respective careers, it has been our experience that stock prices eventually track earnings growth. Although there is occasionally a lapse in this relationship, it is our plan to stay the course with confidence in our time-tested approach.

Successful investing requires confidence and patience. Yours is appreciated. Thank you for your investment in the Strong Discovery Fund II.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 5-8-92 to 12-31-98

                  THE STRONG                    Lipper Capital
                  DISCOVERY      S & P 500       Appreciation     Russell
                   FUND II      Stock Index*     Funds Index*   2500(R) Index*

           4-92     10,000         10,000          10,000          10,000
          12-92     10,886         10,680          11,024          11,239
          12-93     13,284         11,756          12,760          12,603
          12-94     12,569         11,911          12,446          12,442
          12-95     17,000         16,387          16,379          16,616
          12-96     17,138         20,150          18,829          19,120
          12-97     19,090         26,873          22,588          21,941
          12-98     20,476         34,553          27,103          22,621


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Russell 2500(R) Index is an unmanaged index generally representative of the U.S. stock market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG DISCOVERY FUND II SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL WE PURSUE BY INVESTING PRIMARILY IN SMALLER- AND MEDIUM-SIZE COMPANIES. OUR INVESTMENT APPROACH COMBINES NUMBER-CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS, AND COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN A COMPUTER DATABASE OR HISTORICAL FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o Large company stocks continue to perform well. The vast majority of stocks, however, have not kept pace. In 1998, the average New York Stock Exchange stock declined 2.9% and the average NASDAQ stock rose just 0.3%.

o By many measures, the U.S. stock market's third-quarter correction exceeded both the 1990 bear market and the 1987 crash. Following the Fed's autumn interest-rate cuts, the market rallied and finished the year with strong momentum.

o The U.S. economy has proven resilient while many economies have experienced recession and even depression. This global economic climate has driven many international investors to the perceived safety of America's largest companies.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                            STRONG DISCOVERY FUND II
================================================================================
                                                   Shares or
                                                   Principal    Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 89.5%
Bank - Money Center  1.2%
Citigroup, Inc.                                     46,462  $ 2,299,869

Brokerage & Investment Management  2.0%
Kansas City Southern Industries, Inc.               46,200    2,272,462
Waddell & Reed Financial, Inc. Class A              66,850    1,583,509
                                                            -----------
                                                              3,855,971
Commercial Service  12.7%
Clark/Bardes Holdings, Inc. (b)                        200        3,375
Coinmach Laundry Corporation (b)                   303,250    3,942,250
Consolidated Graphics, Inc. (b)                     40,550    2,739,659
Corrections Corporation America (b)                234,550    4,133,943
H & R Block, Inc.                                   23,625    1,063,125
ITT Educational Services, Inc. (b)                  82,900    2,818,600
Lamar Advertising Company (b)                       16,650      620,212
Modis Professional Services, Inc. (b)              182,901    2,652,064
Outdoor Systems, Inc. (b)                           90,280    2,708,400
Pittston Company Brinks Group                       46,900    1,494,938
The ServiceMaster Company                           62,025    1,368,427
Sykes Enterprises, Inc. (b)                         23,300      710,650
Valassis Communications, Inc. (b)                   10,900      562,713
                                                            -----------
                                                             24,818,356
Computer - Mainframe  1.4%
International Business Machines Corporation         15,300    2,826,675

Computer - Peripheral Equipment  2.2%
Lexmark International Group, Inc. Class A (b)       26,250    2,638,125
Security Dynamics Technologies, Inc. (b)            22,500      517,500
Storage Technology Corporation (b)                  32,600    1,159,338
                                                            -----------
                                                              4,314,963
Computer Service  1.4%
Pierce Leahy Corporation (b)                       110,550    2,819,025

Computer Software  0.5%
HBO & Company                                       37,600    1,078,650

Consumer - Miscellaneous  2.2%
Equity Corporation International (b)               165,925    4,407,383

Electric Power  0.2%
Montana Power Company                                7,600      429,875

Electronic Products - Miscellaneous  1.8%
Rayovac Corporation (b)                            128,675    3,434,014

Electronics - Semiconductor/Component  0.9%
Micron Technology, Inc. (b)                         36,450    1,843,003

Food  0.7%
Lancaster Colony Corporation                        16,900      542,912
Merkert American Corporation (b)                    59,900      905,988
                                                            -----------
                                                              1,448,900
Healthcare - Drug/Diversified 1.1%
Halsey Drug Company, Inc. (b)                      235,800      324,225
Jones Medical Industries, Inc.                      30,475    1,112,337
Warner-Lambert Company                               9,050      680,447
                                                            -----------
                                                              2,117,009
Healthcare - Instrumentation  1.0%
Datascope Corporation (b)                           30,100      692,300
Medtronic, Inc.                                     15,900    1,180,575
                                                            -----------
                                                              1,872,875

Healthcare - Medical Supply  6.7%
McKesson Corporation                                23,000    1,818,438
PSS World Medical, Inc. (b)                         48,100    1,106,300
Henry Schein, Inc. (b)                              86,818    3,885,106
Steris Corporation (b)                              42,650    1,212,859
Sybron International Corporation (b)               185,000    5,029,688
                                                            -----------
                                                             13,052,391
Healthcare - Patient Care  0.6%
Compdent Corporation (b)                           115,900    1,202,462

Healthcare - Product  0.7%
Cytyc Corporation (b)                               53,575    1,379,556

Household Appliances & Furnishings 0.8%
Newell Companies, Inc.                              39,800    1,641,750

Insurance - Life  0.4%
Protective Life Corporation                          9,742      387,853
The MONY Group, Inc. (b)                            14,600      457,163
                                                            -----------
                                                                845,016
Insurance - Property & Casualty   1.7%
American Bankers Insurance Group, Inc.              68,250    3,301,594

Leisure Product  2.7%
Action Performance Companies, Inc. (b)              64,475    2,280,803
Harley-Davidson, Inc.                               22,550    1,068,306
SCP Pool Corporation (b)                           128,237    1,939,585
                                                            -----------
                                                              5,288,694
Leisure Service  2.0%
Bally Total Fitness Holding Corporation (b)         87,150    2,167,856
International Game Technology                       68,925    1,675,739
                                                            -----------
                                                              3,843,595
Machine Tool  1.1%
Applied Power, Inc.                                 55,675    2,101,731

Media - Publishing  0.6%
School Specialty, Inc. (b)                          52,100    1,113,638

Media - Radio/TV   6.3%
Chancellor Media Corporation (b)                    81,050    3,880,269
Clear Channel Communications, Inc. (b)              44,806    2,441,927
Infinity Broadcasting Corporation (b)               32,300      884,213
Tele-Communications, Inc. TCI Group Series A (b)    40,300    2,229,094
Viacom International, Inc. (b)                      39,975    2,958,150
                                                            -----------
                                                             12,393,653
Office Automation   1.2%
Xerox Corporation                                   19,175    2,262,650

Oil Well Equipment & Service  0.4%
Noble Drilling Corporation (b)                      66,600      861,638

Personal & Commercial Lending  3.5%
Associates First Capital Corporation                73,950    3,133,631
Household International, Inc.                       92,900    3,681,162
                                                            -----------
                                                              6,814,793
Pollution Control   3.7%
Republic Services, Inc. Class A (b)                 65,100    1,200,281
Superior Services, Inc. (b)                        154,150    3,092,634
Waste Management, Inc.                              64,635    3,013,607
                                                            -----------
                                                              7,306,522

--------------------------------------------------------------------------------
================================================================================
                      STRONG DISCOVERY FUND II (CONTINUED)
================================================================================

                                                   Shares or
                                                   Principal    Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
Railroad  1.0%
Burlington Northern Santa Fe Corporation            61,000 $  2,058,750

Real Estate   1.6%
CCA Prison Realty Trust                             29,100      596,550
Sunstone Hotel Investors, Inc.                     260,400    2,457,525
                                                             ----------
                                                              3,054,075
Retail - Drug Store   0.3%
Rite Aid Corporation                                10,200      505,538

Retail - Food Chain  0.4%
US Foodservice (b)                                  15,175      743,575

Retail - Restaurant  2.2%
PJ America, Inc. (b)                                63,400    1,149,125
Papa John's International, Inc. (b)                 40,725    1,796,991
Rainforest Cafe, Inc. (b)                          220,000    1,333,750
                                                             ----------
                                                              4,279,866
Retail - Specialty   16.3%
Black Box Corporation (b)                           58,500    2,215,687
Central Garden & Pet Company (b)                   651,375    9,363,516
Global Imaging Systems, Inc. (b)                   101,000    2,449,250
Lowe's Companies, Inc.                              15,450      790,847
MSC Industrial Direct Company, Inc. Class A (b)     72,125    1,631,828
Movie Gallery, Inc. (b)                            279,475    1,991,259
Office Depot, Inc. (b)                              85,000    3,139,688
Pier 1 Imports, Inc.                                86,100      834,094
Regis Corporation                                   41,000    1,640,000
Renters Choice, Inc. (b)                            81,925    2,601,119
United Stationers, Inc. (b)                        154,200    4,009,200
Wilmar Industries, Inc. (b)                         68,800    1,397,500
                                                             ----------
                                                             32,063,988
Savings & Loan   1.0%
Dime Bancorp, Inc.                                  17,600      465,300
TCF Financial Corporation                           65,325    1,580,048
                                                             ----------
                                                              2,045,348
Telecommunication Equipment  1.1%
American Tower Corporation Class A (b)              56,850    1,680,628
Aware, Inc. (b)                                     18,400      500,250
                                                             ----------
                                                              2,180,878
Telecommunication Service  2.1%
Davel Communications, Inc. (b)                     144,925    2,644,881
MCI WorldCom, Inc. (b)                              20,000    1,435,000
                                                             ----------
                                                              4,079,881
Tobacco  1.1%
Philip Morris Companies, Inc.                       39,925    2,135,988

Transportation Service   0.7%
Hub Group, Inc. Class A (b)                         74,475    1,442,953
-----------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $165,851,602)                     175,567,091
-----------------------------------------------------------------------

PREFERRED STOCKS   0.6%
News Corporation, Ltd. Sponsored ADR                50,900    1,256,594
-----------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $1,254,821)                      1,256,594
-----------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 4.4%
COMMERCIAL PAPER 0.5%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc.,
  5.17%                                         $      100          100
Pitney Bowes Credit Corporation, 5.23%             522,500      522,500
Sara Lee Corporation, 5.23%                        303,100      303,100
Wisconsin Corporate Central Credit Union, 5.30%    138,000      138,000
                                                             ----------
                                                                963,700
REPURCHASE AGREEMENT 3.5%
Goldman Sachs Group LP (Dated 12/31/98), 4.55%,
  Due 1/04/99 (Repurchase proceeds $6,803,438);
  Collateralized by: $5,400,000 United States
  Treasury Bonds, 10.00%, Due 5/15/10 (Market
  Value $6,941,700) (d)                          6,800,000    6,800,000
UNITED STATES GOVERNMENT ISSUES 0.4%
United States Treasury Bills,
  Due 3/04/99 thru 4/01/99 (c)                     740,000      732,832
-----------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $8,496,463)                8,496,532
-----------------------------------------------------------------------
-----------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $175,602,886) 94.5%   185,320,217
Other Assets and Liabilities, Net 5.5%                       10,852,312
-----------------------------------------------------------------------
NET ASSETS 100.0%                                          $196,172,529
=======================================================================


FUTURES
--------------------------------------------------------------------------------
                                       Underlying
                        Expiration     Face Amount     Unrealized
    Contracts              Date         at Value      Appreciation
--------------------------------------------------------------------------------
Purchased:
  21 Russell 2000          3/99       $ 4,465,125      $123,607
  44 S&P 500               3/99        13,700,500        99,548




WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts     Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period            --        $     --
Options written during the period                    198         504,289
Options closed                                      (198)       (504,289)
Options expired                                       --              --
Options exercised                                     --              --
                                                  ----------------------
Options outstanding at end of period                  --        $     --
                                                  ======================

Closed options resulted in a capital gain of $142,345.



LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for future contracts.
(d)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                             Strong Discovery
                                                                 Fund II
                                                             ----------------
ASSETS:
  Investments in Securities, at Value (Cost of $175,602,886)   $185,320,217
  Receivable for Securities Sold                                 12,281,846
  Dividends and Interest Receivable                                  70,746
  Other Assets                                                       82,352
                                                               ------------
  Total Assets                                                  197,755,161

LIABILITIES:
  Payable for Securities Purchased                                1,532,698
  Accrued Operating Expenses and Other Liabilities                   49,934
                                                               ------------
  Total Liabilities                                               1,582,632
                                                               ------------
NET ASSETS                                                     $196,172,529
                                                               ============

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                $167,210,968
  Undistributed Net Realized Gain                                19,021,075
  Net Unrealized Appreciation                                     9,940,486
                                                               ------------
  Net Assets                                                   $196,172,529
                                                               ============

Capital Shares Outstanding (Unlimited Number Authorized)         15,418,542

NET ASSET VALUE PER SHARE                                            $12.72
                                                                     ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                         Strong Discovery
                                                             Fund II
                                                         ----------------
INCOME:
  Dividends                                                $   863,036
  Interest                                                     890,019
                                                           -----------
  Total Income                                               1,753,055

EXPENSES:
  Investment Advisory Fees                                   1,988,031
  Custodian Fees                                                64,386
  Shareholder Servicing Costs                                  266,920
  Other                                                         25,197
                                                           -----------
  Total Expenses                                             2,344,534
                                                           -----------
NET INVESTMENT LOSS                                           (591,479)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                             25,936,829
    Futures Contracts and Options                           (3,191,483)
                                                           -----------
    Net Realized Gain                                       22,745,346
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                             (8,861,607)
    Futures Contracts                                          223,155
                                                           -----------
    Net Change in Unrealized Appreciation/Depreciation      (8,638,452)
                                                           -----------
NET GAIN ON INVESTMENTS                                     14,106,894
                                                           -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $13,515,415
                                                           ===========



                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                             Strong Discovery Fund II
                                                       ---------------------------------------
                                                         Year Ended              Year Ended
                                                        Dec. 31, 1998           Dec. 31, 1997
                                                        -------------           -------------
OPERATIONS:
  Net Investment Loss                                   ($    591,479)           ($  1,512,488)
  Net Realized Gain                                        22,745,346               18,148,062
  Net Change in Unrealized Appreciation/Depreciation       (8,638,452)               6,534,581
                                                         ------------             ------------
  Net Increase in Net Assets Resulting from Operations     13,515,415               23,170,155

DISTRIBUTIONS:
  From Net Realized Gains                                  (3,179,809)                      --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                71,710,705              111,653,915
  Proceeds from Reinvestment of Distributions               3,178,862                       --
  Payment for Shares Redeemed                            (102,946,444)            (150,342,369)
                                                         ------------             ------------
  Net Decrease in Net Assets from Capital Share Transact  (28,056,877)             (38,688,454)
                                                         ------------             ------------
TOTAL DECREASE IN NET ASSETS                              (17,721,271)             (15,518,299)

NET ASSETS:
  Beginning of Year                                       213,893,800              229,412,099
                                                         ------------             ------------
  End of Year                                            $196,172,529             $213,893,800
                                                         ============             ============

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                      5,844,176                9,567,132
  Issued in Reinvestment of Distributions                     241,739                       --
  Redeemed                                                 (8,445,910)             (13,026,043)
                                                         ------------             ------------
  Net Decrease in Shares of the Fund                       (2,359,995)              (3,458,911)
                                                         ============             ============


                                   See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1998, approximately 96% of the Fund's shares are owned by one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective

--------------------------------------------------------------------------------
December 31, 1998

          dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $24,017, $352,996 and $3,576, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total net assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $350,146,456 and $386,867,545, respectively.

6.   INCOME TAX INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $179,339,231. Net unrealized appreciation of securities was $5,980,986, consisting of gross unrealized appreciation and depreciation of $21,806,588 and $15,825,602, respectively.

     During the year ended December 31, 1998, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $1,680,441 (unaudited).


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
-----------------------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                                 ------------------------------------------
SELECTED PER-SHARE DATA(a)                                        1998     1997     1996     1995    1994
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $12.03   $10.80   $13.44   $10.07  $11.54
Income From Investment Operations
  Net Investment Income (Loss)                                    (0.04)   (0.09)   (0.05)   (0.03)   0.10
  Net Realized and Unrealized Gains (Losses) on Investments        0.92     1.32     0.04     3.58   (0.71)
  ---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.88     1.23    (0.01)    3.55   (0.61)

Less Distributions
  From Net Investment Income                                         --       --       --       --   (0.10)
  In Excess of Net Investment Income                                 --       --    (1.05)   (0.18)  (0.43)
  From Net Realized Gains                                         (0.19)      --    (1.58)      --   (0.33)
  ---------------------------------------------------------------------------------------------------------
  Total Distributions                                             (0.19)      --    (2.63)   (0.18)  (0.86)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $12.72   $12.03   $10.80   $13.44  $10.07
===========================================================================================================

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Total Return                                                      +7.3%   +11.4%    +0.8%   +35.3%   -5.4%
Net Assets, End of Period (In Millions)                            $196     $214     $229     $245    $119
Ratio of Expenses to Average Net Assets                            1.2%     1.2%     1.2%     1.3%    1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets       (0.3%)   (0.7%)   (0.3%)   (0.3%)   1.1%
Portfolio Turnover Rate                                          194.0%   198.1%   970.0%   542.1%  662.5%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.



See Notes to Financial Statements.





REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of the Strong Variable Insurance Funds, Inc. and the Shareholders of the Strong Discovery Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 1, 1999


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